UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 16, 2021
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement
On December 16, 2021, Bunge Finance Europe B.V. (“BFE”), a wholly owned subsidiary of Bunge Limited (“Bunge”), entered into an unsecured U.S. $1.75 billion (the “Total Commitment”) revolving credit facility (the “Revolving Credit Facility”), with Credit Agricole Corporate and Investment Bank, as agent, and certain lenders party thereto (the “Lenders”). BFE may from time to time, with the consent of the agent, request one or more of the existing Lenders or new lenders to increase the Total Commitments in an amount not to exceed $250,000,000 pursuant to an accordion provision set forth in the Revolving Credit Facility. The Revolving Credit Facility matures on December 16, 2024, the thirty-sixth month anniversary of the effective date of the Revolving Credit Facility. BFE has the option to request an extension of the maturity date of the Revolving Credit Facility for two additional one-year periods. Each Lender in its sole discretion may agree to any such extension request. BFE may use proceeds from borrowings under the Revolving Credit Facility to fund intercompany advances to Bunge and/or certain Bunge subsidiaries, repay the Terminated Revolving Facility Agreement (as defined below), repay outstanding indebtedness of BFE and pay expenses incurred in connection with the Revolving Credit Facility and any pari passu indebtedness. The Revolving Credit Facility replaced the existing $1.75 billion Facility Agreement, dated December 12, 2017, as amended and restated on December 16, 2019, as further amended on May 1, 2020, and as further amended on April 16 2021 (the “Terminated Revolving Facility Agreement”), among BFE, ABN AMRO Bank N.V., as agent, and certain lenders party thereto. No borrowings were outstanding under the Terminated Revolving Facility Agreement on December 16, 2021.
Borrowings under the Revolving Credit Facility will bear interest at LIBOR plus a margin, which will vary from 0.30% to 1.30%, based on the senior long-term unsecured debt ratings provided by Moody’s Investors Services Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) of (a) Bunge or (b) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge, then the Bunge Master Trust or (c) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge or the Bunge Master Trust, then Bunge Limited Finance Corp. (the “Rating Level”). The applicable margin is also subject to certain premiums or discounts tied to certain sustainability criteria, including, but not limited to, recently established science based targets (SBTs) that define Bunge’s climate goals within its operations and a commitment to eliminate deforestation in its supply chains by the year 2025. Amounts under the Revolving Credit Facility that remain undrawn are subject to a commitment fee payable quarterly in arrears at a rate of 35% of the margin specified above, which will vary based on the Rating Level at each such quarterly payment date. BFE also will pay a fee that will vary from 0.10% to 0.40% based on BFE’s utilization of the Revolving Credit Facility.
The Revolving Credit Facility contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BFE, among other things, to incur liens, incur indebtedness, sell or transfer assets or receivables or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.
The obligations of BFE under the Revolving Credit Facility are guaranteed by Bunge pursuant to a guaranty agreement, dated December 16, 2021 (the “Guaranty”). The Guaranty contains certain customary representations and warranties and affirmative and negative covenants. The Guaranty requires Bunge to maintain a specified minimum total consolidated current assets to adjusted total consolidated current liabilities ratio, a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum balance of secured indebtedness. The Guaranty also includes certain limitations on the ability of Bunge to engage in merger, consolidation or amalgamation transactions or sell or otherwise transfer all or substantially all of its property, business or assets.
From time to time, certain of the Lenders under the Revolving Credit Facility and/or their affiliates provide financial services to Bunge, BFE and other subsidiaries of Bunge.
The Revolving Credit Facility and the Guaranty are included as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated by reference herein. The foregoing descriptions of the Revolving Credit Facility and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 7.01 - Regulation FD Disclosure
On December 16, 2021, Bunge issued a press release announcing the information disclosed in Items 1.01 and 2.03 of this Current Report on Form 8-K. A copy of the press release, which is included as Exhibit 99.1, is furnished in its entirety pursuant to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.
(d):     Exhibits.

Exhibit No.	Description
10.1*	Facility Agreement, dated December 16, 2021
10.2	Guaranty, dated December 16, 2021
99.1	Press Release issued on December 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain information contained in this exhibit, marked by [***], has been omitted because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021

BUNGE LIMITED

By:	/s/ John W. Neppl
Name:	John W. Neppl
Title:	Executive Vice President, Chief Financial Officer